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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 30, 2005


                          EASYLINK SERVICES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26371              13-3787073
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 (Entry into a Material Definitive Agreement)

Amendment to Credit Facility

On March 31, 2005, the Company and its direct and indirect subsidiaries Swift Telecommunications, Inc., EasyLink Services International, Inc. and EasyLink Services USA, Inc. entered into an amendment to their credit agreement with Wells Fargo Foothill, Inc. The Company's credit agreement with Wells Fargo Foothill, Inc. requires the Company to maintain minimum levels of EBITDA for specified periods. The amendment changes the definition of EBITDA to exclude the impact of the separation agreement with George Abi Zeid from the calculation of EBITDA. Accordingly, approximately $2.5 million of charges expected to be recorded as expense in the first quarter of 2005 will be excluded from the calculation of EBITDA under the credit agreement. The form of the amendment is included in this filing as Exhibit 10.1 and is incorporated by reference herein. The credit agreement, including Schedule 1.1 thereto which contains the definition of EBITDA, is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed December 20, 2004 and is incorporated by reference herein. The foregoing summary of the terms of the amendment and certain terms of the credit agreement is not complete and is qualified in its entirety by reference to
Exhibit 10.1 to this filing and Exhibit 10.1 to the Form 8-K filed December 20, 2004.

Employment Arrangement

On March 30, 2005, the Company entered into an agreement with Debra McClister, the former Chief Financial Officer of the Company. Under the agreement, Ms. McClister will remain employed by the Company through December 31, 2005. From April 16, 2004 through April 16, 2005, Ms. McClister received salary continuation based on 50% of her previous base salary, $207,000. From April 16, 2005, she will be entitled to receive salary continuation until July 16, 2006 based on 100% of her previous base salary. She will also be entitled to reimbursement for up to an aggregate of $30,000 of out of pocket expenses relating to maintaining her CPA license and outplacement services.
 The form of the agreement is included in this filing as Exhibit 10.2 and is incorporated by reference herein. The foregoing summary of the terms of the agreement is not complete and is qualified in its entirety by reference to
Exhibit 10.2.

ITEM 5.03 (Amendments to Articles of Incorporation or Bylaws;
          Change in Fiscal Year)

Amended and Restated Bylaws

On March 30, 2005, the board of directors of the Company adopted amended and restated bylaws. The amended and restated bylaws implement the following changes to the bylaws, which are effective immediately:

Section 1.9 has been revised to conform the procedures for examination of the record stockholder list to current Delaware law.

Section 1.11 sets forth procedures for the conduct of meetings of stockholders.

Section 1.12 sets forth procedures for advance notice of stockholder proposals (including nominations) to be considered at annual and special meetings. For the 2005 annual meeting, a stockholder must provide notice of a proposal or nomination not earlier than 90 days and not later than 60 days prior to the meeting. The Company has scheduled the 2005 annual meeting for June 21, 2005. For the 2006 annual meeting and subsequent annual meetings, a stockholder must provide notice of a proposal or nomination not earlier than 120 days and not later than 90 days prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after the first anniversary date, notice by the stockholder must be delivered not earlier than the 120 days prior to the actual date of the annual meeting and not later than 90 days prior to such annual meeting. In any event, stockholders would have at least until 10 days following the day on which public announcement of the date of such meeting is first made by the Corporation to submit notice of proposed business or nominations. For special meetings, notice must be provided not earlier than the 120 days prior to the meeting and not later than 90 days prior to the meeting. Again, stockholders would have in any event at least until ten days following the day on which public announcement of the date of a special meeting is first made by the Corporation to submit nominations.

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Section 1.12 also specifies the information that must be included in the notice.

Section 2.1 of the bylaws permits the board to fix the number of directors by resolution. The Board previously fixed the number of directors at seven. Section
2.1 has been revised to conform the stated number of directors in Section 2.1 from eight to the current number fixed by resolution (seven).

The form of the amended and restated bylaws is included in this filing as
Exhibit 10.3 and is incorporated by reference herein. The foregoing summary of the terms of the revised bylaws is not complete and is qualified in its entirety by reference to Exhibit 10.3.

ITEM 9.01 (C) Exhibits.

The following exhibits are filed herewith:

    EXHIBIT NO.                            DESCRIPTION

Exhibit 10.1 First Amendment to Credit Agreement entered into as of March 30, 2005 by and among Wells Fargo Foothill, Inc., EasyLink Services Corporation, Swift Telecommunications, Inc., EasyLink Services USA, Inc. and EasyLink Services International, Inc.

Exhibit 10.2 Letter Agreement between EasyLink Services Corporation and Debra McClister dated March 30, 2005.

Exhibit 10.3                  By-Laws


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2005

                        EASYLINK SERVICES CORPORATION


                        By: s/Thomas Murawski
                            -----------------
                        Thomas Murawski, President and Chief Executive Officer


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                                INDEX TO EXHIBITS

 EXHIBIT NO.                               DESCRIPTION

Exhibit 10.1 First Amendment to Credit Agreement entered into as of March 30, 2005 by and among Wells Fargo Foothill, Inc., EasyLink Services Corporation, Swift Telecommunications, Inc., EasyLink Services USA, Inc. and EasyLink Services International, Inc.

Exhibit 10.2 Letter Agreement between EasyLink Services Corporation and Debra McClister dated March 30, 2005.

Exhibit 10.3                  By-Laws


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